Donoghue Forlines Tactical Allocation Fund			Donoghue Forlines Tactical Income Fund
Class	A:	GTAAX	Class	A:	PWRAX
Class	C:	GLACX	Class	C:	PWRCX
Class	I:	GTAIX	Class	I:	PWRIX

Donoghue Forlines Dividend Fund			Donoghue Forlines Momentum Fund
Class	A:	PWDAX	Class	A:	MOJAX
Class	C:	PWDCX	Class	C:	MOJCX
Class	I:	PWDIX	Class	I:	MOJOX

Donoghue Forlines Risk Managed Income Fund
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Each a Series of Northern Lights Fund Trust

Supplement dated April 11, 2023 to the Prospectus dated October 28, 2022

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Effective immediately, for each of the above referenced Funds, the minimum initial investment for the Class I shares will be reduced from $100,000 to $10,000. The minimum initial investment for the Class A and Class C shares have not changed.

Accordingly, the paragraph entitled “Purchase and Sale of Fund Shares” under the “Fund Summary” section in the Prospectus for each Fund is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

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Additionally, the paragraph entitled “Class I Shares under the “How to Purchase Shares” section on page 39 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in the Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

The paragraph entitled “Minimum and Additional Investment Amounts” under the “How to Purchase Shares” section on page 40 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment for Class A and Class C shares is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds reserve the right to waive any investment minimum.

The paragraph entitled “Low Balances” under the “How to Redeem Shares” section on page 43 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Low Balances: If at any time your account balance in the Funds falls below $1,000 for Class A shares, $1,000 for Class C shares, or $10,000 for Class I shares, the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice, your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), October 28, 2022. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

Please retain this Supplement for future reference.

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